CALAMOS® CONVERTIBLE OPPORTUNITIES AND INCOME FUND

Supplement dated July 2, 2012 to Prospectus and Statement of Additional Information, each dated February 29, 2012.

Calamos Convertible Opportunities and Income Fund (the “Fund”) has determined to list its common shares of beneficial interest (“common stock”) on the NASDAQ Global Select Market (“NASDAQ”). Effective July 2, 2012, the Fund’s common stock will cease trading on the New York Stock Exchange, and will commence trading on the NASDAQ under the Fund’s current ticker symbol, “CHI”.

Computershare Limited acquired the stock transfer and investor servicing business of BNY Mellon Asset Servicing. Accordingly, Computershare Shareowner Services LLC, a subsidiary of Computershare Limited now serves as the dividend disbursing agent, transfer agent and registrar for the Fund’s shares. There are no operational changes in the services being provided to the Fund as a result of the acquisition. All instances of “BNY Mellon Asset Servicing” in the Fund’s registration statement are changed to “Computershare Shareowner Services LLC.”

The address of Computershare Shareowner Services LLC is PO Box 358016, Pittsburg, PA 15252-8016.

Please retain this supplement for future reference.